GAIN Capital Reports Second Quarter and First Half 2016 Results

Second Quarter	First Half
Net revenue of $108.3 million	Net revenue of $223.8 million
Net income of $10.8 million	Net income of $19.2 million
Adjusted EBITDA[1] $27.6 million	Adjusted EBITDA[1] $59.4 million
Earnings per diluted share of $0.19	Earnings per diluted share of $0.36
Adjusted earnings per diluted share[1] of $0.27	Adjusted earnings per diluted share[1] of $0.61

BEDMINSTER, N.J., August 4, 2016 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the second quarter and first half of 2016.

Net income for the quarter was $10.8 million, up from a $7.1 million loss in the second quarter of 2015, and adjusted EBITDA was $27.6 million, up from $9.0 million in the second quarter of 2015. GAIN’s financial highlights for the three months ended June 30, and first half are included in the chart below.

	Three Months Ended June 30,		First Half
	2016	2015(2)	2016	2015(2)
Net Revenue	$108.3	$111.5	$223.8	$204.4
Operating Expenses	(80.7)	(98.0)	(164.5)	(171.1)
Galvan Earnout Adjustment	—	(4.5)	—	(4.5)
Adjusted EBITDA(1)	$27.6	$9.0	$59.4	$28.9

Net Income	$10.8	$(7.1)	$19.2	$(1.7)
Adjusted Net Income(1)	$13.1	$2.7	$29.9	$13.4

GAAP EPS	$0.19	$(0.16)	$0.36	$(0.07)
Adjusted EPS(1)	$0.27	$0.05	$0.61	$0.29
_____________________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.
2As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information.

“Our second quarter and first half results reflect the benefits of GAIN’s diversification strategy and successful execution of expense management initiatives," commented Glenn Stevens, CEO of GAIN Capital. "For the trailing twelve months ended June 30, 2016, GAIN delivered over $450 million of revenue, $31 million of net income and approximately $111 million of adjusted EBITDA with the second quarter of 2016 representing the fourth consecutive quarter that GAIN has delivered more than $20 million of adjusted EBITDA,” continued Mr. Stevens. "In addition, we successfully handled customer trading leading up to and following the EU referendum highlighting GAIN's risk management as a core competency," concluded Mr. Stevens.

Retail Segment
In the second quarter of 2016, GAIN’s retail segment generated net revenue of $89.4 million and segment profit of $31.5 million, reflecting a margin of 35%.

For the trailing twelve months ended June 30, 2016, the retail segment generated net revenue of $376.7 million and segment profit of $126.6 million, reflecting a margin of 34%.

Institutional Segment
In the second quarter of 2016, GAIN’s institutional segment generated net revenue of $7.5 million and segment profit of $1.4 million, reflecting a margin of 20%.

For the trailing twelve months ended June 30, 2016, the institutional segment generated net revenue of $30.6 million and segment profit of $7.3 million, reflecting a margin of 24%.

Futures Segment
In the second quarter of 2016, GAIN’s futures segment generated net revenue of $12.9 million and segment profit of $1.8 million, reflecting a margin of 14%.

For the trailing twelve months ended June 30 2016, the futures segment generated net revenue of $48.5 million and segment profit of $4.4 million, reflecting a margin of 9%.

Capital Return and Dividend
In the second quarter, GAIN repurchased 275,924 shares at an average price of $6.68.

GAIN’s Board of Directors declared a quarterly cash dividend of $0.05 per share of the Company’s common stock. The dividend is payable on September 20, 2016 to shareholders of record as of the close of business September 13, 2016.

July Operating Metrics

Retail Segment Metrics

•	OTC average daily volume[1] of $10.1 billion, a decrease of 3.8% from June 2016 and 39.0% from July 2015.

•	OTC trading volume[1] of $212.7 billion, a decrease of 8.2% from June 2016 and 44.3% from July 2015.

•	Active OTC accounts[2] of 139,007 remained unchanged from June 2016 and decreased by 6.5% from July 2015.

Institutional Segment Metrics

•	ECN average daily volume[1] of $8.3 billion, a decrease of 14.3% from June 2016 and an increase of 21.2% from July 2015.

•	ECN volume[1] of $173.6 billion, a decrease of 18.2% from June 2016 and an increase of 10.7% from July 2015.

•	Swap Dealer average daily volume[1] of $2.4 billion, a decrease of 2.4% from June 2016 and 28.6% from July 2015.

•	Swap Dealer volume[1] of $49.7 billion, a decrease of 6.9% from June 2016 and 34.8% from July 2015.

Futures Segment Metrics

•	Futures average daily contracts of 29,630, a decrease of 10.4% from June 2016 and 2.1% from July 2015.

•	Futures contracts of 592,604, a decrease of 18.6% from June 2016 and 11.0% from July 2015.

•	Active futures accounts[2] of 8,719, a decrease of 1.2% from June 2016 and 1.1% from July 2015.

_________________________________________
1US dollar equivalent of notional amounts traded.
2Accounts that executed a transaction during the last 12 months.

Conference Call
GAIN will host a conference call August 4, 2016 at 4.30 p.m. ET. Participants may access the live call by dialing +1.888.349.0112 (US Domestic), or +1.412.317.6001 (International). Please let the operator know you would like to join the GAIN Capital call.

A live audio webcast of the call, as well as a PDF copy of the earnings presentation, will be available on the Investor Relations section of the GAIN Capital website (http://ir.gaincapital.com).

An audio replay will be made available for one month starting approximately one hour after the call by dialing +1.877.344.7529 from the U.S. or +1.412.317.0088 from abroad, and entering the passcode 10090499#.
For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact
+1 908.731.0737
ir@gaincapital.com
Media Contact
Chris Mittendorf, Edelman for GAIN Capital
+1 212.704.8134
pr@gaincapital.com

Condensed Consolidated Statements of Income
In millions except share data
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015(1)	2016	2015(1)
REVENUE:
Retail revenue	$88.1	$86.4	$183.1	$159.4
Institutional revenue	7.2	8.4	13.9	18.3
Futures revenue	12.7	10.8	24.8	22.3
Other revenue	(0.1)	5.8	1.5	4.5
Total non-interest revenue	108.0	111.5	223.3	204.4
Interest revenue	0.4	0.3	0.8	0.7
Interest expense	0.1	0.3	0.2	0.6
Total net interest revenue	0.3	—	0.5	0.1
Net revenue	$108.3	$111.5	$223.8	$204.4
EXPENSES:
Employee compensation and benefits	26.6	30.7	53.0	52.8
Selling and marketing	6.8	8.4	13.2	13.0
Referral fees	17.6	29.5	38.2	56.1
Trading expenses	7.8	8.1	16.2	15.1
General and administrative	15.0	14.1	31.1	23.5
Depreciation and amortization	3.6	2.7	6.7	4.7
Purchased intangible amortization	3.8	4.3	7.8	6.4
Communications and technology	5.7	5.8	11.0	8.6
Bad debt provision	1.2	1.2	1.8	4.6
Acquisition expenses	—	2.4	—	2.5
Restructuring expenses	—	1.9	0.8	1.9
Integration expenses	1.0	12.3	1.9	12.4
Legal settlement	—	—	9.4	—
Total operating expenses	89.1	121.6	191.0	201.6
Operating profit	19.2	(10.2)	32.8	2.9
Interest on long term borrowings	2.6	2.6	5.2	4.1
Income before income tax expense/(benefit)	16.6	(12.7)	27.7	(1.2)
Income tax (benefit)/expense	5.0	(6.0)	7.4	(0.3)
Equity in net loss of affiliate	—	—	—	—
Net income	$11.6	$(6.7)	$20.3	$(0.9)
Net income attributable to non-controlling interests	0.7	0.4	1.1	0.8
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$10.8	$(7.1)	$19.2	$(1.7)
Earnings per common share:
Basic	$0.19	$(0.16)	$0.36	$(0.07)
Diluted	$0.19	$(0.16)	$0.36	$(0.07)
Weighted averages common shares outstanding used in computing earnings per share:
Basic	48,546,253	49,070,387	48,584,534	46,154,717
Diluted	48,737,188	49,070,387	48,860,533	46,154,717
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Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

Condensed Consolidated Balance Sheet
In millions
(unaudited)

	June 30,	December 31,
	2016	2015(1)
ASSETS:
Cash and cash equivalents	$89.4	$171.9
Cash and securities held for customers	1,060.8	920.6
Receivables from brokers	218.1	121.2
Prepaid assets	7.4	7.8
Property and equipment - net of accumulated depreciation	33.5	30.4
Intangible assets, net of accumulated amortization	78.1	91.5
Goodwill	32.9	34.0
Other assets	51.3	47.2
Total assets	$1,571.6	$1,424.6
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customers	1,060.8	920.6
Payables to brokers	4.8	—
Accrued compensation & benefits	8.9	12.4
Accrued expenses and other liabilities	50.9	51.6
Income tax payable	7.0	1.1
Convertible senior notes	122.3	121.7
Total liabilities	$1,254.8	$1,107.4
Redeemable non-controlling interests	13.2	11.0
Shareholders' equity	$303.5	$306.1
Total liabilities and shareholders' equity	$1,571.6	$1,424.6
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

(*) Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted EPS
Adjusted net income is a non-GAAP financial measure and represents our net income excluding restructuring, acquisition and integration related expenses, adjustment to fair value of contingent consideration and other non-recurring items. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted net income assists investors in evaluating our operating performance. However, because adjusted net income is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

Net Income to Adjusted Net Income and Adjusted EPS
In millions, except per share data
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015(1)	2016	2015(1)
Net income applicable to Gain Capital Holdings Inc.	$10.8	$(7.1)	$19.2	$(1.7)
Income tax	5.0	(6.0)	7.4	(0.3)
Non-controlling interest	0.7	0.4	1.1	0.8
Pre-tax income	$16.6	$(12.7)	$27.7	$(1.2)
Expense adjustments	1.1	16.7	12.1	19.3
Adjusted Pre-tax income	$17.7	$3.9	$39.8	$18.1
Adjusted income tax	(3.9)	(0.9)	(8.7)	(4.0)
Non-controlling interest	(0.7)	(0.4)	(1.1)	(0.8)
Adjusted net income	$13.1	$2.7	$29.9	$13.4

Adjusted earnings per common share
Basic	$0.27	$0.05	$0.62	$0.29
Diluted	$0.27	$0.05	$0.61	$0.29
Weighted averages common shares outstanding used in computing earnings per common share
Basic	48,546,253	49,070,387	48,584,534	46,154,717
Diluted	48,737,188	49,070,387	48,860,533	46,154,717

_____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization, purchased intangible amortization, restructuring, acquisition and integration-related expenses, non-controlling interest, adjustment to fair value of contingent consideration and bad debt expense related to the SNB event in January of 2015. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted EBITDA assists investors in evaluating our operating performance. However, because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
In millions
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015(1)	2016	2015(1)
Net revenue	$108.3	$111.5	$223.8	$204.4
Net income applicable to Gain Capital Holdings Inc.	10.8	(7.1)	19.2	(1.7)
Net income margin %	10%	(6)%	9%	(1)%

Net income	10.8	(7.1)	19.2	(1.7)
Depreciation and amortization	3.6	2.7	6.7	4.7
Purchased intangible amortization	3.8	4.3	7.8	6.4
Interest expense	2.6	2.6	5.2	4.1
Income tax expense	5.0	(6.0)	7.4	(0.3)
Acquisition expenses	—	2.4	—	2.5
Restructuring expenses	—	1.9	0.8	1.9
Integration costs	1.0	12.3	1.9	12.4
Legal settlement	—	—	9.4	—
Bad debt related to SNB event in January of 2015	—	—	—	2.5
Acquisition contingent consideration adjustment	—	(4.5)	—	(4.5)
Net income attributable to non-controlling interest	0.7	0.4	1.1	0.8
Adjusted EBITDA	$27.6	$9.0	$59.4	$28.9
Adjusted EBITDA Margin(2)	26%	8%	27%	14%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.
2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. The Company’s operations relate to global trading services and solutions. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in three operating segments: Retail Segment, Institutional Segment and Futures Segment.

Retail

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
Trading Revenue	$88.1	$86.5	$182.8	$157.2
Other Retail Revenue	1.3	1.1	3.3	3.7
Total Revenue	89.4	87.6	186.1	160.9

Employee Comp & Ben	16.9	20.4	33.6	32.6
Marketing	6.5	8.1	12.7	12.3
Referral Fees	13.7	25.9	30.3	48.5
Other Operating Expense	20.8	20.7	41.7	32.0
Segment Profit	$31.5	$12.5	$67.8	$35.5
Segment Profit Margin %	35%	14%	36%	22%
Institutional

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
ECN	$5.3	$6.0	$10.1	$12.2
Swap Dealer	2.2	2.8	4.5	6.7
Total Revenue	7.5	8.9	14.6	19.0

Employee Comp & Ben	3.5	4.3	6.7	8.3
Other Operating Expense	2.6	2.5	5.0	5.1
Segment Profit	$1.4	$2.1	$2.9	$5.6
Segment Profit Margin %	20%	23%	20%	29%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

Futures

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
Revenue	$12.9	$10.9	$25.1	$22.4

Employee Comp & Ben	3.1	2.7	6.1	5.2
Marketing	0.2	0.3	0.4	0.6
Referral Fees	3.9	3.6	8.0	7.5
Other Operating Expense	3.9	3.3	7.9	6.9
Segment Profit	$1.8	$1.0	$2.7	$2.2
Segment Profit Margin %	14%	9%	11%	10%
Corporate and Other

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
Revenue	$(1.5)	$(0.4)	$(2.0)	$(2.3)

Employee Comp & Ben	3.1	3.4	6.6	6.9
Other Operating Expense	2.5	2.6	5.5	5.1
Loss	$(7.1)	$(6.6)	$(14.0)	$(14.4)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

Reconciliation of Segment Profit to Income Before Income Tax Expense

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
Retail segment	$31.5	$12.5	$67.8	$35.5
Institutional segment	1.4	2.1	2.9	5.6
Futures segment	1.8	1.0	2.7	2.2
Corporate and other	(7.1)	(6.6)	(14.0)	(14.4)
Segment Profit	27.6	9.0	59.4	28.9
Depreciation and amortization	3.6	2.7	6.7	4.7
Purchased intangible amortization	3.8	4.3	7.8	6.4
Acquisition expenses	—	2.4	—	2.5
Restructuring expenses	—	1.9	0.8	1.9
Integration expenses	1.0	12.3	1.9	12.4
Legal settlements	—	—	9.4	—
Bad debt related to SNB event	—	—	—	2.5
Acquisition contingent consideration adj.	—	(4.5)	—	(4.5)
Operating profit	$19.2	$(10.2)	$32.8	$2.9
Interest expense on long term borrowings	2.6	2.6	5.2	4.1
Income before income tax expense	$16.6	$(12.7)	$27.7	$(1.2)

____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K/A for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on May 2, 2016, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.